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                                                                    EXHIBIT 10.4


                                EIGHTH AMENDMENT

      This Eighth Amendment is entered and made as of this 30th day of January, 2004 (the "Amendment") as an amendment to the Service Agreement dated as of November 11, 1997, by and between US Airways, Inc. ("US Airways") and Mesa Air Group, Inc. as amended ("MesaJet" or "Mesa") (the "Agreement").

                                  WITNESSETH:

      WHEREAS, US Airways and Mesa have entered into the Agreement; and

      WHEREAS, US Airways and Mesa have entered into the First Amendment to the Agreement dated as of November, 24, 1999 (the "First Amendment"); and

      WHEREAS, US Airways and Mesa have entered into the Second Amendment to the Agreement dated as of October 6, 2000 (the "Second Amendment"); and

      WHEREAS, Mesa has entered into a Consent Agreement dated as of October 6, 2000; and

      WHEREAS, US Airways and Mesa have entered into the Third Amendment to the Agreement dated as of October 17, 2002 (the "Third Amendment"); and

      WHEREAS, US Airways and Mesa have entered into the Fourth Amendment to the Agreement dated as of October 17, 2002 (the "Fourth Amendment"); and

      WHEREAS, US Airways and Mesa have entered into the Fifth Amendment to the Agreement dated as of October 17, 2002 (the "Fifth Amendment"); and

      WHEREAS, US Airways and Mesa have entered into the Sixth Amendment to the Agreement dated as of August 14, 2003 (the "Sixth Amendment");

      WHEREAS, US Airways and Mesa have entered into the Seventh Amendment to the Agreement dated as of November 24,, 2003 (the "Seventh Amendment");

      WHEREAS, US Airways and Mesa desire to amend certain provisions of the Agreement;

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      NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound, US Airways and Mesa hereby agree as follows:

      1. Section 2.1(b) is hereby amended by deleting the number "*" in the first line and replacing it with the number "*".

      2. Exhibit A-7 is hereby deleted in its entirety and is replaced with the attached Exhibit A-8.

      3. Section7.6 is hereby amended by replacing the last sentence of Section 7.6(a):

            The above notwithstanding, the initial term for each of Aircraft *-* shall commence on the date that is * (*) days prior to the date on which each such aircraft is delivered to US Airways. The initial term for each such non-CRJ-100 aircraft shall expire on the first US Airways schedule change date of *, *. The initial term for any CRJ-100 aircraft shall expire the earlier of
(i) * years from date of the last such aircraft is added to Mesa's fleet pursuant to Section 2.1(b) (as amended by this Eighth Amendment) or (ii) such aircraft's lease termination.

      4. Section 5.2(p) is amended by replacing the last sentence of the second paragraph of this Section:

         The Aircraft Ownership Cost per month for the Additional Aircraft *-* shall be *.

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      Before Mesa enters into a definitive agreement on any CRJ-100 aircraft to be operated under this Agreement, Mesa and US Airways will review any reasonable additional costs that may be associated with such aircraft, and will reach a mutual agreement to include such costs into the Pricing Model as appropriate.

      5. Except as reflected above, the Agreement remains unchanged in all other respects. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning set forth in the Agreement. Upon the later of: i) its execution; or, ii) approval by the US Airways Board of Directors, this Eighth Amendment, together with the Agreement, will be the complete and binding understanding of the Parties with respect to the terms and conditions of the Agreement, as amended by the terms set forth herein. As amended by this Amendment, the Agreement is hereby ratified and shall continue in full force and effect in accordance with its terms.

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      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

MESA AIR GROUP, INC.                    US AIRWAYS, INC.

/S/  Jonathan Ornstein                  /S/ N. Bruce Ashby
------------------------------          ------------------------------
By:  Jonathan Ornstein                  By: N. Bruce Ashby
Title:  Chief Executive Officer         Title: Sr. Vice President - Alliances
                                                & President - US Airways Express

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                                   EXHIBIT A-8

                                        *

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